                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                                18 U.S.C.ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  Quarterly  Report  of  Cognigen  Networks,  Inc.  (the
"Company") on Form 10-QSB for the period ended  September 30, 2002 as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I,
Darrell H. Hughes, Chief Executive Officer of the Company,  certify, pursuant to
18 U.S.C.ss.1350,  as adopted pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002, that:

     1.   The Report fully  complies with the  requirements  of Section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     2.   The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                    /s/ Darrell H. Hughes
                                    Darrell H. Hughes
                                    Chief Executive Officer

                                    November 14, 2002